UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                                January 15, 2007

                (Date of report/date of earliest event reported)

                                LNB Bancorp, Inc.

               (Exact name of registrant as specified in charter)

            Ohio                          0-13203                34-1406303
(State or other jurisdiction     (Commission File Number)     (I.R.S. Employer
     of incorporation)                                       Identification No.)

                                  457 Broadway
                             Lorain, Ohio 44052-1769
                    (Address of principal executive offices)

                                 (440) 244-6000
                        (Registrant's telephone number)

                                       N/A
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[X] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a -12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d -2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e -4(c))

Item 8.01. Other Events.

     On January 16, 2007, LNB Bancorp, Inc. ("LNB") and Morgan Bancorp, Inc. ("Morgan") issued a joint press release announcing the execution of an Agreement and Plan of Merger, dated as of January 15, 2007. Additionally, LNB sent a letter dated January 16, 2007 to its shareholders regarding the agreement.

     A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein. A copy of the letter to the shareholders is attached hereto as Exhibit 99.2.

ADDITIONAL INFORMATION ABOUT THE MERGER AND WHERE TO FIND IT

    LNB and Morgan will be filing relevant documents concerning the transaction with the Securities and Exchange Commission, including a registration statement on Form S-4 which will include a proxy statement/prospectus. Shareholders will be able to obtain a free copy of the proxy statement/prospectus, as well as other filings containing information about LNB and Morgan, at the Securities and Exchange Commission's internet site (http://www.sec.gov). Copies of the proxy statement/prospectus and the filings with the Securities and Exchange Commission that will be incorporated by reference in the proxy statement/prospectus can also be obtained, without charge, by directing a request to LNB Bancorp, Inc., 457 Broadway, Lorain, Ohio 44052, Attention: Investor Relations, (440) 244-7185, or Morgan Bancorp, Inc., 178 West Streetsboro Street, Hudson, Ohio 44236. The final proxy statement/prospectus will be mailed to shareholders of Morgan.

Shareholders are urged to read the proxy statement/prospectus, and other relevant documents filed with the Securities and Exchange Commission regarding the proposed transaction when they become available, because they will contain important information.


The directors and executive officers of LNB and Morgan and other persons may be deemed to be participants in the solicitation of proxies in respect of the proposed merger. Information regarding LNB's directors and executive officers is available in its proxy statement filed with the SEC on March 17, 2006. Information regarding Morgan's directors and executive officers and other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement/prospectus and other relevant materials to be filed with the SEC when they become available.


Item 9.01. Financial Statements and Exhibits.

    (d)  Exhibits.

Exhibit No.        Description
-----------        -----------
99.1               Press Release dated January 16, 2007
99.2               Shareholder Letter dated January 16, 2007


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       LNB BANCORP, INC.

                                       By:     /s/ Terry M. White
                                               ------------------
                                       Name:   Terry M. White
                                       Title:  Chief Financial Officer



Date: January 16, 2007

                                 EXHIBIT INDEX

Exhibit No.          Description
-----------          -----------
99.1                 Press Release dated January 16, 2007
99.2                 Shareholder Letter dated January 16, 2007